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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 11, 2003


                            TECUMSEH PRODUCTS COMPANY
             (Exact name of registrant as specified in its charter)



           Michigan                        0-452               38-1093240
(State or other jurisdiction of    (Commission File No.)      (IRS Employer
        incorporation)                                      Identification No.)


               100 East Patterson Street, Tecumseh, Michigan 49286 (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (517) 423-8411




          (Former name or former address, if changed since last report)



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              ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous independent accountants.

(i) On April 11, 2003, Tecumseh Products Company ("Tecumseh" or "Registrant") dismissed Ciulla, Smith & Dale, LLP ("CS&D"), as Tecumseh's independent accountants, to audit the Registrant's books for the year ended December 31, 2003. CS&D will continue in their role as Tecumseh's independent accountants through the completion of their normal quarterly review of the Registrant's first quarter 2003 financial statements which is expected to be completed on or before May 15, 2003.

(ii) The audit reports issued by CS&D on the consolidated financial statements of Tecumseh as of and for each of the two years ending December 31, 2001 and 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) For the years ended December 31, 2001 and 2002, and through the current date, there were no disagreements with CS&D on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of CS&D would have caused CS&D to make reference to the subject matter of the disagreement in connection with its reports.

(iv) During the periods listed in item (iii) above, there have been no "reportable events" as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

(v) The decision to change Tecumseh's independent accountants was approved by the Audit Committee of the Board of Directors.

(vi) Tecumseh has provided a copy of the above disclosure to CS&D. Attached hereto as Exhibit 16.1 is a copy of CS&D's letter addressed to the Commission dated April 22, 2003, stating its agreement with the above statements.

(b) New independent accountant.

(i) On April 11, 2003, the Audit Committee of the Tecumseh Board of Directors approved engaging PricewaterhouseCoopers LLP to serve as Tecumseh's independent accountants for the fiscal year 2003.

(ii) During the two years ended December 31, 2001 and 2002, and through the current date, Tecumseh did not consult with PricewaterhouseCoopers LLP on the application of accounting principles to a specific transaction, the type of opinion that may be rendered on Tecumseh's consolidated financial statements or any other matters as defined in Item 304(a)(2) of Regulation S-K.

     Foreign offices of PricewaterhouseCoopers LLP served as auditors of certain of Tecumseh's foreign subsidiaries for the year ended December 31, 2002.



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               ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)      Exhibits:

         Exhibit No.         Description
         -----------         -----------


           16.1       Letter from Ciulla, Smith & Dale, LLP dated April 22, 2003







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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      TECUMSEH PRODUCTS COMPANY


Date: April 22, 2003                  By /s/ David W. Kay
                                         ---------------------
                                             David W. Kay
                                             Vice President, Treasurer and Chief
                                             Financial Officer



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                                  EXHIBIT INDEX



      Exhibit No.                           Description
      -----------                           -----------

        16.1          Letter from Ciulla, Smith & Dale, LLP dated April 22, 2003